Supplement dated September 16, 2025
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2025
Effective immediately, the following changes are hereby made to the Fund’s Prospectus and Summary Prospectus.
The portfolio manager information for AlphaSimplex Group, LLC (AlphaSimplex) under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AlphaSimplex Group, LLC (AlphaSimplex)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Alexander Healy, Ph.D.	Chief Investment Officer and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Kathryn Kaminski, Ph.D., CAIA	Chief Research Strategist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Philippe Lüdi, Ph.D., CFA	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Tansu Demirbilek	Senior Research Scientist and Portfolio Manager at AlphaSimplex	Co-Portfolio Manager	September 2025
The rest of the section remains the same.
The portfolio manager information for AlphaSimplex under the “More Information About the Fund — Primary Service Provider Contracts — Portfolio Managers” subsection of the Fund's Prospectus is hereby superseded and replaced with the following:
Subadviser: AlphaSimplex Group, LLC (AlphaSimplex)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Alexander Healy, Ph.D.	Chief Investment Officer and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Kathryn Kaminski, Ph.D., CAIA	Chief Research Strategist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Philippe Lüdi, Ph.D., CFA	Senior Research Scientist and Portfolio Manager of AlphaSimplex	Co-Portfolio Manager	2018
Tansu Demirbilek	Senior Research Scientist and Portfolio Manager at AlphaSimplex	Co-Portfolio Manager	September 2025
Dr. Healy joined AlphaSimplex in 2007 and currently serves as Chief Investment Officer. Dr. Healy is responsible for the day-to-day supervision of the research team and the implementation of the firm’s investment strategies. Dr. Healy received an A.B. in Mathematics and Computer Science in 2002 and a Ph.D. in Theoretical Computer Science in 2007, both from Harvard University.
Dr. Kaminski, CAIA joined AlphaSimplex in 2018 and currently serves as Chief Research Strategist and Portfolio Manager, focusing on portfolio construction and risk management. Prior to joining AlphaSimplex, Dr. Kaminski was a visiting scientist at the MIT Laboratory for Financial Engineering and held portfolio management positions as a director, investment strategies at Campbell and Company and as a senior investment analyst at RPM, a CTA fund of funds. Dr. Kaminski received her B.S. in Electrical Engineering and Ph.D. in Operations Research from Massachusetts Institute of Technology.
Dr. Lüdi, CFA joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on product and system engineering. Dr. Lüdi received the equivalent of an M.A. in Molecular and Computational Biology from the University of Basel in 2000, followed by an M.S. in Statistics in 2002 and a Ph.D. in Bioinformatics in 2006, both from Duke University.
Mr. Demirbilek joined AlphaSimplex in 2025 and currently serves as a Senior Research Scientist and Portfolio Manager. Prior to joining AlphaSimplex, he was a systematic portfolio manager at Brevan Howard since May 2022. He also served as managing director of research and head of systematic macro team at Campbell and Company from November 2015 to March 2022. Mr. Demirbilek began his investment career in 2008 and earned a B.Sc. from Orta Dogu Teknik Universitesi (Middle East Technical University) and an M.Sc. from Ohio State University. He also earned an M.B.A. from Babson College and an M.Fin. in Quantitative Finance from the London Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_021_(09/25)